                                                                   Exhibit 10.26

                     ADVANCED TECHNOLOGY LABORATORIES, INC.

                           SUPPLEMENTAL BENEFIT PLAN









                              AMENDED AND RESTATED

                           EFFECTIVE JANUARY 1, 1994



Prepared for review by legal counsel.

                  TABLE OF CONTENTS

                                                  Page
                                                  ----
PREAMBLE.........................................    1

ARTICLE 1 -- PURPOSE.............................    2

     1.1      Purpose............................    2

ARTICLE 2 -- DEFINITIONS.........................    3

     2.1      "Code"                                 3
     2.2      "Company"                              3
     2.3      "Compensation Committee"...........    3
     2.4      "Disability".......................    3
     2.5      "Earnings".........................    3
     2.6      "Participant"......................    3
     2.7      "Plan".............................    3
     2.8      "Retirement".......................    3
     2.9      "Retirement Plan"..................    3
     2.10     "Subsidiaries".....................    3
     2.11     "Surviving Spouse".................    3
     2.12     "Years of Service".................    3

ARTICLE 3 -- ADMINISTRATION......................    4

     3.1      Compensation Committee.............    4
     3.2      Benefits Committee.................    4
     3.3      Expenses...........................    4

ARTICLE 4 -- PARTICIPATION.......................    5

     4.1      Retirement Plan Participants.......    5
     4.2      Retirement Plan Benefit............    5
     4.3      Other Participants.................    5
     4.4      Limitation on Participation........    5

ARTICLE 5 -- BENEFITS............................    6

     5.1      Supplemental Pension Benefits......    6
     5.2      Other Supplemental Pension
               Benefits..........................    6
     5.3      Death Benefits.....................    6

ARTICLE 6 -- PAYMENT OF BENEFITS.................    7


     6.1      Payment of Benefits................    7



TABLE OF CONTENTS
(continued)

                                                  Page
                                                  ----
ARTICLE 7 -- GENERAL PROVISIONS..................    8

     7.1      Unfunded Obligation................    8
     7.2      Nonassignment......................    8
     7.3      No Right to Continued Employment...    8
     7.4      Withholding Taxes..................    8
     7.5      Termination and Amendment..........    8
     7.6      ERISA Exemption....................    9
     7.7      Applicable Law.....................    9

SIGNATURE PAGE...................................    9

APPENDIX A.......................................   10

APPENDIX B.......................................   11


                                    PREAMBLE


   THIS ADVANCED TECHNOLOGY LABORATORIES, INC. SUPPLEMENTAL BENEFIT PLAN (the "Plan") formerly known as the Westmark International Incorporated Supplemental Benefit Plan and now known as the Advanced Technology Laboratories, Inc. Supplemental Benefits Plan is amended and restated effective January 1, 1994, by Advanced Technology Laboratories, Inc. (the "Company"), a Delaware corporation.

   WHEREAS, the Plan was adopted by Westmark International Incorporated effective January 1, 1989; and

   WHEREAS, effective June 26, 1992, the corporate name of Westmark International Incorporated was changed to Advanced Technology Laboratories, Inc., and the Plan was amended and restated as the Advanced Technology Laboratories, Inc. Supplemental Benefit Plan; and

   WHEREAS, the Company desires to amend and restate the Plan to effect certain changes;

   NOW THEREFORE, the Company does hereby amend and restate the June 26, 1992 Plan as set forth in the following pages, effective January 1, 1994, except as otherwise specified herein.

                                   ARTICLE 1

                                    PURPOSE


1.1  Purpose.
     -------

     The purpose of this Advanced Technology Laboratories, Inc. Supplemental Benefit Plan (the "Plan") is to retain exceptional executives by providing retirement benefits to key executives.

                                   ARTICLE 2

                                  DEFINITIONS


For purposes of this Plan, the following terms shall have the meanings indicated:

2.1  "Code" means the Internal Revenue Code of 1986 as amended.
     ------

2.2  "Company" means Advanced Technology Laboratories, Inc., a Delaware
     ---------
     Corporation.

2.3  "Compensation Committee" means the committee defined in Section 3.1 of this
     ------------------------
     Plan.

2.4  "Disability" has the same meaning as provided in the Retirement Plan.
     ------------

2.5  "Earnings" has the same meaning as provided in the Retirement Plan.
     ----------

2.6  "Participant" means each individual who participates in the Plan in
     -------------
     accordance with Article IV.

2.7  "Plan" means the Advanced Technology Laboratories, Inc. Supplemental
     ------
     Benefit Plan as set forth in this document and in any amendments made from time to time.

2.8  "Retirement", for a Participant who is entitled to a benefit under the
     ------------
     Retirement Plan, means his or her "Retirement Date" or "Vested Termination Date" as defined in the Retirement Plan. In the case of a Participant who is not entitled to a benefit under the Retirement Plan, "Retirement" means the later of the date the Participant attains age 55 or terminates employment with the Company and its Subsidiaries.

2.9  "Retirement Plan" means the Advanced Technology Laboratories, Inc.
     -----------------
     Retirement Plan and Trust.

2.10 "Subsidiaries" means (i) wholly owned subsidiaries of the Company and
     --------------
     (ii) those subsidiaries of which 50% or more is owned by the Company and which are specifically designated by the Compensation Committee as participating employers in this Plan.

2.11 "Surviving Spouse" means the spouse of a Participant, provided that the
     ------------------
     Participant was married to the spouse throughout the one-year period ending on the date of the Participant's death.

2.12 "Years of Service" has the same meaning as provided in the Retirement
     ------------------
     Plan.

                                   ARTICLE 3

                                 ADMINISTRATION


3.1  Compensation Committee
     ----------------------

     The Compensation Committee, appointed by the Company's Board of Directors, shall, except as otherwise authorized by the Board of Directors, consist of directors who are not employed by the Company or its Subsidiaries. The Compensation Committee shall have the exclusive authority to:

     (a) designate individuals to participate in the Plan pursuant to Section 4.3, in addition to those individuals who automatically become Participants pursuant to Section 4.1;

     (b) designate non-wholly owned Subsidiaries which shall be participating employers in the Plan, which shall be listed in Appendix B to this Plan;

     (c) engage such legal, accounting, actuarial and other professional services as it may deem proper; and

     (d) approve documents and amendments to the Plan that may be required from time to time to keep the Plan in compliance with relevant law or to facilitate administration of the Plan.

     Decisions by the Compensation Committee shall be final and binding upon all parties. The Chairman of the Committee is authorized to execute any documents and amendments to the Plan on behalf of the Company.

3.2  Benefits Committee
     ------------------

     The Benefits Committee appointed by the Compensation Committee to administer the Retirement Plan shall have the authority and responsibility for the proper operation and administration of the Plan according to its terms.

3.3  Expenses
     --------

     All benefits payable under the Plan and all expenses properly incurred in the administration of the Plan, including all expenses properly incurred by the Compensation Committee in exercising its duties under the Plan, shall be borne by the Company.

                                   ARTICLE 4

                                 PARTICIPATION


4.1  Retirement Plan Participants
     ----------------------------

     Each participant in the Retirement Plan whose benefits thereunder are limited by (a) the dollar limitation on compensation that may be taken into account under the plan of Section 401(a)(17) of the Code and/or (b) the benefits limitations of Section 415 of the Code (including, without limitation, the maximum benefit payable under Section 415(b)(1), the actuarial reduction for early retirement of Section 415(b)(2)(C), the reduction for limited service or participation of Section 415(b)(5), and the combined limits of Section 415(e)) shall become a Participant in this Plan. Participation shall begin as of the later of the effective date of the Plan or the last day of the first Plan Year in which the individual's accrued benefit under the Retirement Plan is limited by Sections 401(a)(17) or 415 of the Code.

4.2  Retirement Plan Benefit
     -----------------------

     For purposes of determining participation in and benefits under this Plan, the benefit to which an individual is entitled under the Retirement Plan shall be calculated by including as "Earnings" in the year in which earned any amounts deferred under a nonqualified deferred compensation plan or arrangement, which are not otherwise included in Earnings.

4.3  Other Participants
     ------------------

     The Compensation Committee may determine and designate other select management or highly compensated employees of the Company and its Subsidiaries to receive additional supplemental pension benefits under this Plan, as described in Section 5.2, whose names shall be added to an Appendix A to this Plan. Such individuals shall become Participants as of the date of designation by the Compensation Committee.

4.4  Limitation on Participation
     ---------------------------

     Employees designated for benefits under Section 4.3 shall be members of a select group of top management or highly compensated employees.

                                   ARTICLE 5

                                    BENEFITS


5.1  Supplemental Pension Benefits
     -----------------------------

     Upon the Retirement or Disability of a Participant, the Company shall pay to such Participant supplemental pension benefits which when combined with the amounts he or she is entitled to receive under the Retirement Plan (if any) shall equal the retirement pension benefits which would have been payable to the Participant had the Retirement Plan's formula been applied without regard to the limitations of Sections 401(a)(17) and 415 of the Code.

     For years before calendar year 1994, the supplemental pension benefits for a Participant who received salesman commissions or service commissions/incentives during the calendar year shall be determined, as to that year, by disregarding any such commissions and incentives which exceed the dollar limitation of Section 401(a)(17) of the Code.

     For all years subsequent to calendar year 1993, the supplemental pension benefits for a Participant who is not the Chief Executive Officer or one of the other four most highly compensated executive officers of the Company who were serving as executive officers at the end of the last completed fiscal year, as specified in Item 402 of Regulation S-K of the Securities and Exchange Act of 1934 and reported in the Company's proxy statement for the applicable year (the "Five Highest Compensated Officers") shall be determined, as to such years subsequent to 1993, by disregarding any Earnings which are in excess of the average of the Earnings of the Five Highest Compensated Officers for such year.

5.2  Other Supplemental Pension Benefits
     -----------------------------------

     The Compensation Committee in its discretion may establish other supplemental pension benefits and designate the Participants who will be entitled to receive such benefits. Any such additional supplemental pension benefits shall be described in an Appendix to this Plan, and, unless otherwise specified in such Appendix, shall be payable as provided in Article VI.

5.3  Death Benefits
     --------------

     Upon the death of a Participant prior to Retirement, the Company shall pay to the Surviving Spouse (if any) of such Participant a death benefit which when combined with the death benefit which he or she is entitled to receive under the Retirement Plan shall equal the death benefit that would have been payable to the Surviving Spouse had the Retirement Plan's benefit provisions been applied as provided in Section 5.1 or 5.2 above, as applicable.

                                   ARTICLE 6

                              PAYMENT OF BENEFITS


6.1  Payment of Benefits
     -------------------

     Upon the Retirement or Disability of a Participant, the Company shall pay to such Participant the benefit provided in Section 5 in the form of a monthly annuity payable from the commencement date as provided in Section
     6.2 to the first of the month preceding death. Upon the death of a Participant prior to commencement of benefits under this Plan, the Company shall pay to the Surviving Spouse of such Participant one half of the benefit provided in Section 5 in the form of a monthly annuity payable from the commencement date as provided in Section 6.2 to the first of the month preceding the death of the Surviving Spouse.

     Notwithstanding the above, the Compensation Committee in its discretion may direct payment of the benefit for a Participant or Surviving Spouse in the form of a lump sum cash payment if the Compensation Committee determines that such payment is in the best interest of the Company.

     The amount of any such lump sum payment shall be determined by calculating the benefit according to the terms of the Retirement Plan as a whole life annuity, then calculating the present value of such benefit using the actuarial assumptions specified in the Retirement Plan for determining benefits of equivalent value, without regard to the provision for use of Pension Benefit Guarantee Corporation rates for calculating lump sums.

6.2  Commencement of Payment
     -----------------------

     If a Participant in this Plan is also a participant in the Retirement Plan, benefits for the Participant or Surviving Spouse under this Plan shall commence on the same date that benefits commence under the Retirement Plan. If a Participant in this Plan is not also a participant in the Retirement Plan, benefits to the Participant shall commence as of the first day of the month coincident with or next following the earlier of the date of Retirement or Disability. Benefits to a Surviving Spouse shall commence as of the first of the month following the Participant's death if the Participant was age 55 or older, or as of the first of the month following the date on which the Participant would have reached age 55 if the Participant was younger than age 55 at the time of death.

                                   ARTICLE 7

                               GENERAL PROVISIONS


7.1  Unfunded Obligation
     -------------------

     The supplemental benefits to be paid to Participants or their Surviving Spouses pursuant to this Plan are unfunded obligations of the Company, and shall, until actual payment, continue to be an obligation against the general funds of the Company. The Company is not required to segregate any monies from its general funds, or to create any trusts, or to make any special deposits with respect to these obligations. Nothing contained herein shall be deemed to create a trust of any kind or create any fiduciary relationship. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

7.2  Nonassignment
     -------------

     The right of a Participant or his or her Surviving Spouse to the payment of any amounts under the Plan may not be assigned, transferred, pledged or encumbered nor shall such right or other interest be subject to attachment, garnishment, execution or other legal process.

7.3  No Right to Continued Employment
     --------------------------------

     Nothing in the Plan shall be construed to confer upon any Participant any right to continued employment with the Company or a Subsidiary, nor interfere in any way with the right of the Company or a Subsidiary to terminate the employment of such Participant at any time without assigning any reason therefor.

7.4  Withholding Taxes
     -----------------

     Appropriate payroll taxes shall be withheld from cash payments made to Participants pursuant to this Plan.

7.5  Termination and Amendment
     -------------------------

     The Board of Directors of the Company reserves the power at any time to terminate this Plan and delegates to the Compensation Committee the power to otherwise amend any portion of the Plan other than this Section 7.5; provided, however, that no such action shall adversely affect the right of any Participant (or Surviving Spouse) to a benefit to which he or she has become entitled under the Plan. Notice of termination or material amendment of the Plan shall be given in writing to each Participant.

     If the Plan is terminated, Participants and Surviving Spouses who have accrued benefits under the Plan as of the date of termination will receive payment of such benefits at the times specified in the Plan.

7.6  ERISA Exemption
     ---------------

     The portion of this Plan providing benefits in excess of the limitations of Section 415 of the Code is intended to qualify for exemption from the Employee Retirement Income Security Act of 1974 ("ERISA") as an unfunded excess benefit plan under Sections 3(36) and 4(b)(5) of ERISA. The portion of this Plan providing benefits in excess of the limitation of
     Section 401(a)(17) of the Code and other supplemental benefits is intended to qualify for exemption from Parts II, III, and IV of ERISA as a plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees under Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.

7.7  Applicable Law
     --------------

     The Plan shall be construed and governed in accordance with the laws of the State of Washington.


     Dated:     May 5               , 1994
           -------------------------    ----

                                          Advanced Technology Laboratories, Inc.



                                By: /s/ Harvey N. Gillis
                                   ---------------------------------------------

                                Title:  Chief Financial Officer
                                      ------------------------------------------

                                   APPENDIX A


Pursuant to Section 4.3 of the Plan, the following select management or highly compensated Participants shall be entitled to receive additional supplemental pension benefits under the Plan, as described below:



     Name                Benefit                          Benefit Distribution Date
     ----                -------                          -------------------------
1.   Robert T. deGavre   Determined under an employment    September, 1992
                         agreement entered as of
                         January 1, 1987.






Acknowledged and Accepted

By:______________________________

Title:___________________________

Date:____________________________

                                   APPENDIX B

                                     TO THE

                     ADVANCED TECHNOLOGY LABORATORIES, INC.
                           SUPPLEMENTAL BENEFIT PLAN

Pursuant to Section 3.1(b) of the Plan, the following Subsidiaries shall be participating employers in the Plan:



          Company                          Beginning            Ending
          -------                          ---------            ------
1.     Advanced Technology Laboratories      1/1/89
       Inc. (Washington)


Acknowledged and Accepted

By:______________________________

Title:___________________________

Date:____________________________